Exhibit (h.6)

Schedule A

Funds

iShares, Inc.

iShares Asia/Pacific Dividend ETF

iShares Core MSCI Emerging Markets ETF

iShares Currency Hedged MSCI Emerging Markets ETF

iShares Emerging Markets Corporate Bond ETF

iShares Emerging Markets Dividend ETF

iShares Emerging Markets High Yield Bond ETF

iShares Emerging Markets Local Currency Bond ETF

iShares Global ex USD High Yield Corporate Bond ETF

iShares Global High Yield Corporate Bond ETF

iShares Latin America Bond ETF

iShares MSCI All Country World Minimum Volatility ETF

iShares MSCI Australia ETF

iShares MSCI Austria Capped ETF

iShares MSCI Belgium Capped ETF

iShares MSCI Brazil Capped ETF

iShares MSCI BRIC ETF

iShares MSCI Canada ETF

iShares MSCI Chile Capped ETF

iShares MSCI Colombia Capped ETF

iShares MSCI Emerging Markets Asia ETF

iShares MSCI Emerging Markets Consumer Discretionary ETF

iShares MSCI Emerging Markets Eastern Europe ETF

iShares MSCI Emerging Markets EMEA ETF

iShares MSCI Emerging Markets Energy Capped ETF

iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets Growth ETF

iShares MSCI Emerging Markets Horizon ETF

iShares MSCI Emerging Markets Minimum Volatility ETF

iShares MSCI Emerging Markets Small-Cap ETF

iShares MSCI Emerging Markets Value ETF

iShares MSCI Emerging Workforce ETF

iShares MSCI EMU ETF

iShares MSCI France ETF

iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF

iShares MSCI Israel Capped ETF

iShares MSCI Italy Capped ETF

iShares MSCI Japan ETF

iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia ETF

iShares MSCI Mexico Capped ETF

iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Russia Capped ETF

iShares MSCI Singapore ETF

iShares MSCI South Africa ETF

iShares MSCI South Korea Capped ETF

iShares MSCI Spain Capped ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland Capped ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand Capped ETF

iShares MSCI Turkey ETF

iShares MSCI USA ETF

iShares MSCI World ETF

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year Credit Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Credit Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Agency Bond ETF

iShares Asia 50 ETF

iShares Asia Developed Real Estate ETF

iShares B - Ca Rated Corporate Bond ETF

iShares Baa - Ba Rated Corporate Bond ETF

iShares California AMT-Free Muni Bond ETF

iShares China Large-Cap ETF

iShares CMBS ETF

iShares Cohen & Steers REIT ETF

iShares Convertible Bond ETF

iShares Core 1-5 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core Aggressive Allocation ETF

iShares Core Conservative Allocation ETF

iShares Core Dividend Growth ETF

iShares Core GNMA Bond ETF

iShares Core Growth Allocation ETF

iShares Core High Dividend ETF

iShares Core Moderate Allocation ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. Credit Bond ETF

iShares Core U.S. Growth ETF

iShares Core U.S. Treasury Bond ETF

iShares Core U.S. Value ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI EMU ETF

iShares Currency Hedged MSCI Germany ETF

iShares Currency Hedged MSCI Japan ETF

iShares Dow Jones U.S. ETF

iShares Emerging Markets Infrastructure ETF

iShares Europe Developed Real Estate ETF

iShares Europe ETF

iShares Exponential Technologies ETF

iShares FactorSelect MSCI Global ETF

iShares FactorSelect MSCI International ETF

iShares FactorSelect MSCI Intl Small-Cap ETF

iShares FactorSelect MSCI USA ETF

iShares FactorSelect MSCI USA Small-Cap ETF

iShares Financials Bond ETF

iShares Floating Rate Bond ETF

iShares FTSE China ETF

iShares Global 100 ETF

iShares Global Clean Energy ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Inflation-Linked Bond ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global REIT ETF

iShares Global Tech ETF

iShares Global Telecom ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares Government/Credit Bond ETF

iShares Human Rights ETF

iShares iBonds Dec 2016 Corporate ETF

iShares iBonds Dec 2017 Corporate ETF

iShares iBonds Dec 2018 Corporate ETF

iShares iBonds Dec 2019 Corporate ETF

iShares iBonds Dec 2020 Corporate ETF

iShares iBonds Dec 2021 Corporate ETF

iShares iBonds Dec 2022 Corporate ETF

iShares iBonds Dec 2023 Corporate ETF

iShares iBonds Dec 2024 Corporate ETF

iShares iBonds Dec 2025 Corporate ETF

iShares iBonds Mar 2016 Corporate ETF

iShares iBonds Mar 2018 Corporate ETF

iShares iBonds Mar 2020 Corporate ETF

iShares iBonds Mar 2023 Corporate ETF

iShares iBonds Mar 2016 Corporate ex-Financials ETF

iShares iBonds Mar 2018 Corporate ex-Financials ETF

iShares iBonds Mar 2020 Corporate ex-Financials ETF

iShares iBonds Mar 2023 Corporate ex-Financials ETF

iShares iBonds Sep 2015 AMT-Free Muni Bond ETF

iShares iBonds Sep 2016 AMT-Free Muni Bond ETF

iShares iBonds Sep 2017 AMT-Free Muni Bond ETF

iShares iBonds Sep 2018 AMT-Free Muni Bond ETF

iShares iBonds Sep 2019 AMT-Free Muni Bond ETF

iShares iBonds Sep 2020 AMT-Free Muni Bond ETF

iShares iBoxx $ High Yield Corporate Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

iShares India 50 ETF

iShares Industrials Bond ETF

iShares Intermediate Credit Bond ETF

iShares Intermediate Government/Credit Bond ETF

iShares International Developed Property ETF

iShares International Developed Real Estate ETF

iShares International Inflation-Linked Bond ETF

iShares International Preferred Stock ETF

iShares International Select Dividend ETF
iShares International Treasury Bond ETF
iShares Japan Large-Cap ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares Latin America 40 ETF
iShares MBS ETF
iShares Micro-Cap ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Mortgage Real Estate Capped ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI All Country Asia ex Japan ETF iShares MSCI All Country Asia ex Japan Small-Cap ETF
iShares MSCI All Country Asia Information Technology ETF
iShares MSCI All Peru Capped ETF iShares MSCI Asia ex Japan Minimum Volatility ETF iShares MSCI Australia Small-Cap ETF
iShares MSCI Brazil Small-Cap ETF iShares MSCI Canada Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF iShares MSCI Denmark Capped ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Emerging Markets Latin America ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Minimum Volatility ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland Capped ETF iShares MSCI Germany Small-Cap ETF
iShares MSCI Hong Kong Small-Cap ETF
iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI International Developed Momentum Factor ETF

iShares MSCI International Developed Quality Factor ETF

iShares MSCI International Developed Size Factor ETF

iShares MSCI International Developed Value Factor ETF

iShares MSCI Ireland Capped ETF
iShares MSCI Japan Minimum Volatility ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI Kokusai ETF
iShares MSCI New Zealand Capped ETF iShares MSCI Norway Capped ETF
iShares MSCI Philippines ETF
iShares MSCI Poland Capped ETF
iShares MSCI Qatar Capped ETF
iShares MSCI Saudi Arabia Capped ETF
iShares MSCI Singapore Small-Cap ETF
iShares MSCI UAE Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA ESG Select ETF
iShares MSCI USA Minimum Volatility ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Value Factor ETF
iShares Nasdaq Biotechnology ETF
iShares National AMT-Free Muni Bond ETF
iShares New York AMT-Free Muni Bond ETF
iShares North America Real Estate ETF
iShares North American Natural Resources ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares North American Tech-Software ETF
iShares PHLX Semiconductor ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Short Treasury Bond ETF
iShares Short-Term National AMT-Free Muni Bond ETF
iShares TIPS Bond ETF
iShares Transportation Average ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers ETF iShares U.S. CapEx ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Preferred Stock ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Utilities ETF
iShares Utilities Bond ETF
iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

iShares Commodities Select Strategy ETF

iShares Enhanced International Large-Cap ETF

iShares Enhanced International Small-Cap ETF

iShares Enhanced U.S. Large-Cap ETF

iShares Enhanced U.S. Small-Cap ETF

iShares Interest Rate Hedged Corporate Bond ETF

iShares Interest Rate Hedged High Yield Bond ETF

iShares Liquidity Income ETF

iShares Short Maturity Bond ETF

iShares Short Maturity Municipal Bond ETF

iShares U.S. Fixed Income Balanced Risk ETF

Approved by the Board of Trustees of iShares Trust and by the Board of Directors of iShares, Inc. on March 24-25, 2015, and by the Board of Trustees of iShares U.S. ETF Trust on December 3-4, 2014.